UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011
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TEL-INSTRUMENT ELECTRONICS CORP
(Exact name of registrant as specified in its charter)

New Jersey	33-18978	22-1441806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

728 Garden St Carlstadt, New Jersey 07072	(201) 933-1600
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.14e-4(c))

Section 7 – Regulation FD

Item 7.01.   Regulation FD Disclosure

On April 29, 2011, the registrant announced that total product backlog has increased to approximately $49 million from $30 million at December 31, 2010. To accommodate the Company’s growth, Tel-Instrument has signed a lease for, and plans to relocate to a new facility in the summer of 2011.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP

Date: May 3, 2011	By /s/ Jeffrey C. O’Hara /s/ Jeffrey C. O’Hara CEO